UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2007

AMERICAN EXPRESS COMPANY

(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)
or organization)

200 Vesey Street, World Financial Center
New York, New York		10285
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 640-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                                 Regulation FD Disclosure

As described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, in recent years, U.S. and foreign regulatory authorities, together with international organizations, have raised increasing concerns over the ability of criminal organizations and corrupt persons to use global financial intermediaries to facilitate money laundering.  Compliance efforts to combat money laundering remain a high priority for the Company and its subsidiaries, including American Express Bank Ltd. (“AEBL”) and American Express Travel Related Services Company, Inc. (“TRS”), and they have increased their efforts to address evolving regulatory and supervisory standards and requirements in jurisdictions in which they do business.

As previously disclosed, in early 2004, American Express Bank International (“AEBI”), a subsidiary of AEBL headquartered in Miami, received subpoenas from the Department of Justice (“DOJ”) relating to certain customer accounts and anti-money laundering (“AML”) compliance programs.  In September 2006, the DOJ informed AEBI of concerns relating to its AML compliance program.  In addition, in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) and the Financial Crimes Enforcement Network (“FinCEN”) of the Department of Treasury informed AEBI of potential enforcement actions relating to its AML programs.  Also, in June 2007, FinCEN informed TRS that it separately had concerns relating to TRS’s compliance with the provisions of the Bank Secrecy Act regarding the filing of Suspicious Activity Reports in connection with its travelers check business.

On August 6, 2007, AEBI entered into a settlement with the DOJ, the Federal Reserve and FinCEN relating to deficiencies in its AML program.  As part of the settlement, AEBI entered into a Deferred Prosecution Agreement with the DOJ, a Cease and Desist Order with the Federal Reserve and a Consent Order with FinCEN, each of which provides for a money penalty.  The Consent Order with FinCEN also resolves FinCEN’s determination that TRS did not file timely, accurate and complete Suspicious Activity Reports.

The Company will pay a total of $65 million in settlement of all these matters.  Of the amount to be paid, $60 million is attributable to the matters involving AEBI and $5 million is attributable to the matter involving TRS.  The DOJ assessed a $55 million payment under the Deferred Prosecution Agreement.  FinCEN assessed a civil money penalty in the amount of $25 million under its Consent Order, $15 million of which is concurrent with the DOJ payment and is therefore deemed satisfied by the payment to be made to the DOJ, with the remaining $10 million assessed under the FinCEN Consent Order to be paid to the Department of the Treasury.  The Federal Reserve assessed a civil money penalty in the amount of $20 million under its Cease and Desist Order, which is concurrent with the penalty assessed by the DOJ and FinCEN and is likewise therefore deemed satisfied by the payments to the DOJ and the Department of the Treasury.

During the first quarter of 2007, the Company established a reserve in the amount of $60 million for regulatory and legal matters at AEBI.  The Company increased the reserve during the second quarter of 2007 for the resolution of the matters.

Under the Deferred Prosecution Agreement, the DOJ will file an information in the U.S. District Court for the Southern District of Florida charging AEBI with violating the Bank Secrecy Act by failing to maintain an effective anti-money laundering program.  This charge will be deferred, and absent a breach of the agreement, will be dismissed after 12 months or such earlier time as described in the Deferred Prosecution Agreement, and no further prosecution relating to these matters will be brought.  The Federal Reserve’s Cease and Desist Order also requires that AEBI implement certain remedial measures, which are presently underway.

Also on August 6, 2007, AEBL entered into a Written Agreement with the New York State Banking Department, the primary regulator of AEBL, under which AEBL has agreed to implement certain enhancements and remedial measures to its AML compliance program.  There is no monetary fine or penalty associated with this Agreement.

In addition to resolving each of the above proceedings, the Company has committed to its  consolidated supervisor, the Office of Thrift Supervision (“OTS”), that it will complete its efforts to develop and implement an enterprise wide AML compliance program that will govern compliance throughout the American Express organization, and will ensure that each of its subsidiaries is provided with resources adequate to meet its legal and regulatory obligations.  The Company will report periodically on its progress to the OTS.

A copy of each of the Deferred Prosecution Agreement with the DOJ, the Cease and Desist Order with the Federal Reserve, the Assessment of Civil Money Penalty by FinCEN and the Written Agreement with the NYSBD is attached to this report as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and each is hereby incorporated by reference.

Exhibit

99.1

Deferred Prosecution Agreement, dated August 6, 2007, between American Express Bank International and the United States Department of Justice, Criminal Division (including Factual Statement in connection therewith).

99.2	Cease and Desist Order and Order of Assessment of a Civil Money Penalty, effective August 6, 2007, of the Board of Governors of the Federal Reserve System.

99.3	Assessment of Civil Money Penalty by the Financial Crimes Enforcement Network of the United States Department of the Treasury.

99.4	Written Agreement, dated August 6, 2007, between American Express Bank Ltd. and the New York State Banking Department.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

		By:	/s/ Stephen P. Norman
Name: Stephen P. Norman
Title: Secretary

Date:	August 6, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1

Deferred Prosecution Agreement, dated August 6, 2007, between American Express Bank International and the United States Department of Justice, Criminal Division (including Factual Statement in connection therewith).

99.2	Cease and Desist Order and Order of Assessment of a Civil Money Penalty, effective August 6, 2007, of the Board of Governors of the Federal Reserve System.

99.3	Assessment of Civil Money Penalty by the Financial Crimes Enforcement Network of the United States Department of the Treasury.

99.4	Written Agreement, dated August 6, 2007, between American Express Bank Ltd. and the New York State Banking Department.